                                  EXHIBIT 24

                              POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of SYMIX SYSTEMS, INC., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its Common Shares for issuance in connection with the acquisition of Distribution Architects International, Inc., hereby constitutes and appoints Stephen A. Sasser and Lawrence W. DeLeon his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 26th day of March, 1999.



                              /s/ Lawrence J. Fox
                              -----------------------------------

                              Lawrence J. Fox
                              Chairman of the Board and Director

                              POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of SYMIX SYSTEMS, INC., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its Common Shares for issuance in connection with the acquisition of Distribution Architects International, Inc., hereby constitutes and appoints Stephen A. Sasser and Lawrence W. DeLeon his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 26th day of March, 1999.




                              /s/ Duke W. Thomas
                              ---------------------------------------------

                              Duke W. Thomas
                              Director

                              POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of SYMIX SYSTEMS, INC., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its Common Shares for issuance in connection with the acquisition of Distribution Architects International, Inc., hereby constitutes and appoints Stephen A. Sasser and Lawrence W. DeLeon his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 26th day of March, 1999.




                              /s/ Larry L. Liebert
                              -----------------------------------------

                              Larry L. Liebert
                              Director

                              POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of SYMIX SYSTEMS, INC., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its Common Shares for issuance in connection with the acquisition of Distribution Architects International, Inc., hereby constitutes and appoints Stephen A. Sasser and Lawrence W. DeLeon his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 13th day of March, 1999.



                              /s/ James A. Rutherford
                              ----------------------------------

                              James A. Rutherford
                              Director

                              POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of SYMIX SYSTEMS, INC., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its Common Shares for issuance in connection with the acquisition of Distribution Architects International, Inc., hereby constitutes and appoints Stephen A. Sasser and Lawrence W. DeLeon his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 29th day of March, 1999.




                              /s/ John T. Tait
                              -------------------------------------

                              John T. Tait
                              Director

                              POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of SYMIX SYSTEMS, INC., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its Common Shares for issuance in connection with the acquisition of Distribution Architects International, Inc., hereby constitutes and appoints Lawrence W. DeLeon his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 12th day of April, 1999.



                              /s/ Stephen A. Sasser
                              ------------------------------------------------

                              Stephen A. Sasser
                              President, Chief Executive Officer and Director

                              POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of SYMIX SYSTEMS, INC., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its Common Shares for issuance in connection with the acquisition of Distribution Architects International, Inc., hereby constitutes and appoints Stephen A. Sasser his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 12th day of April, 1999.



                              /s/ Lawrence W. DeLeon
                              ---------------------------------------------

                              Lawrence W. DeLeon
                              Vice President, Chief Financial Officer
                              and Secretary